Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Clovis Oncology, Inc. § Case No. 22-11292 § § Lead Case No. 22-11292 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 02/28/2023 Petition Date: 12/11/2022 Months Pending: 3 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 92 Debtor’s Full-Time Employees (as of date of order for relief): 120 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew S. Mordkoff Andrew S. Mordkoff Signature of Responsible Party Printed Name of Responsible Party 03/28/2023 Date 787 Seventh Avenue, New York, New York 10019-6099 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. UST Form 11-MOR (12/01/2021) 1 § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 2

Debtor's Name Clovis Oncology, Inc. Case No. 22-11292

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$61,682,602	
b.	Total receipts (net of transfers between accounts)	$6,432,985	$66,455,942
c.	Total disbursements (net of transfers between accounts)	$8,795,814	$14,293,315
d.	Cash balance end of month (a+b-c)	$59,319,77.	
e.	Disbursements made by third party for the benefit of the estate	$	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$8,795,81	$14,293,315

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$8,462,926
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$95,701,930
d	Total current assets	$199,606,610
e.	Total assets	$328,344,360
f.	Postpetition payables (excluding taxes)	$70,861,623
g.	Postpetition payables past due (excluding taxes)	$1,080,543
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$70,861,623
k.	Prepetition secured debt	$346,993,967
l.	Prepetition priority debt	$16,616
m.	Prepetition unsecured debt	$498,942,584
n.	Total liabilities (debt) (j+k+l+m)	$916,814,790
o.	Ending equity/net worth (e-n)	$-588,470,430

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$(
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$(
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$(

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$6,308,329	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$2,068,981	
c.	Gross profit (a-b)	$4,239,348	
d.	Selling expenses	$1,217,304	
e.	General and administrative expenses	$3,674,587	
f.	Other expenses	$2,919,923	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$21,205	
i.	Taxes (local, state, and federal)	$22,469	
j.	Reorganization items	$5,770,558	
k.	Profit (loss)	$-9,344,288	$-151,347,544

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Clovis Oncology, Inc.   Case No. 22-11292

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$1,977,514	$2,076,163	$1,977,514	$2,076,163
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Kroll	Other	$231,068	$329,717	$231,068	$329,717
	ii	AlixPartners, LLP	Financial Professional	$435,630	$435,630	$435,630	$435,630
	iii	Willkie Farr & Gallagher LLP	Lead Counsel	$1,310,817	$1,310,817	$1,310,817	$1,310,817
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UST Form 11-MOR (12/01/2021) 3

Debtor's Name Clovis Oncology, Inc. Case No. 22-11292

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UST Form 11-MOR (12/01/2021) 4

Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix UST Form 11-MOR (12/01/2021) 8 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292 x xi xii xiii xiv

xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix UST Form 11-MOR (12/01/2021) 9 l li lii liii liv lv lvi

Debtor's Name Clovis Oncology, Inc. Case No. 22-11292

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Clovis Oncology, Inc. Case No. 22-11292

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c.	All professional fees and expenses (debtor & committees)			$1,977,514	$2,076,163	$1,977,514	$2,076,163

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ●	No ○
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●
c.	Were any payments made to or on behalf of insiders?	Yes ●	No ○
d.	Are you current on postpetition tax return filings?	Yes ●	No ○
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○	No ●
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ●	No ○ N/A ○
i.	Do you have: Worker's compensation insurance?	Yes ●	No ○
	If yes, are your premiums current?	Yes ●	No ○ N/A ○ (if no, see Instructions)
	Casualty/property insurance?	Yes ●	No ○
	If yes, are your premiums current?	Yes ●	No ○ N/A ○ (if no, see Instructions)
	General liability insurance?	Yes ●	No ○
	If yes, are your premiums current?	Yes ●	No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ●
k.	Has a disclosure statement been filed with the court?	Yes ○	No ●
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Clovis Oncology, Inc. Case No. 22-11292

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Daniel W. Muehl	Daniel W. Muehl
Signature of Responsible Party	Printed Name of Responsible Party
Executive Vice President and Chief Financial Officer	03/28/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) 14 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292

Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) 15 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292

PageThree PageFour UST Form 11-MOR (12/01/2021) 16 Debtor’s Name Clovis Oncology, Inc. Case No. 22-11292

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Cash Receipts and Disbursements Reporting Period: Feb 01—Feb 28, 2023 Debtor Third-Party Cash Disbursements Clovis Oncology, Inc. $ 8,795,814 Clovis Oncology UK Limited $ 2,993,767 Clovis Oncology Ireland Limited $ 74,396 Total $ 11,863,976 Debtor Third-Party Cash Receipts Clovis Oncology, Inc. $ 6,433,028 Clovis Oncology UK Limited $ 2,286,989 Clovis Oncology Ireland Limited $ 35,259 Total $ 8,755,276

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Bank Account Information Reporting Period: Feb 01—Feb 28, 2023 Debtor Bank Last 4 Digits Description Balance as of Month End (USD) Clovis Oncology, Inc. JP Morgan 9101 Lockbox Account 3,402,727 Clovis Oncology, Inc. JP Morgan 8623 Operating Account 37,156,341 Clovis Oncology, Inc. JP Morgan 9601 Operating Account 72 Clovis Oncology, Inc. JP Morgan 9602 Operating Account 2,169 Clovis Oncology, Inc. JP Morgan 3424 Operating Account 579 Clovis Oncology, Inc. JP Morgan 8157 Investment Account 6,723,249 Clovis Oncology, Inc. JP Morgan 2038 Investment Account 100,000 Clovis Oncology, Inc. JP Morgan 1915 Professional Fees Account 11,923,837 Clovis Oncology, Inc. JP Morgan 7602 Utilitiy Deposits Account 10,800 Clovis Oncology UK Limited JP Morgan 4225 Lockbox Account 1,219,607 Clovis Oncology UK Limited JP Morgan 2330 Operating Account 8,385,891 Clovis Oncology Ireland Limited JP Morgan 0565 Lockbox Account 3,042,809 Clovis Oncology Ireland Limited JP Morgan 1185 Operating Account 456,608 Sub Total—Bank Accounts 72,424,690 Total 72,424,690

In re: Clovis Oncology, Inc.
Unaudited Balance Sheet as of February 28, 2023

Lead Case No: 22-11292 (JKS)
Reporting Period: Feb 01 - Feb 28, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Assets			
Current Assets:			
Cash and Cash Equivalents	59,319,774	9,605,499	3,499,417
Trade Accounts Receivable, Net	8,462,926	6,861,018	2,279
Interco Receivables	21,816,142	490	9,432,428
Pre-Petition - Inter Company Debtor Receivables			
Inventories	95,701,930	-	10,205,431
Prepayments and Deposits	14,305,836	49,832	2,897
Other Assets - Current	0	2,322,903	12,653
IC Investment in Subsidiaries	2	229,143	-
Total Current Assets	**199,606,610**	**19,068,885**	**23,155,104**
Non-Current Assets:			
Property, Plant and Equipment, Net	152,837	124,469	-
Goodwill	63,074,218	-	-
Other Intangible Assets, Net	54,105,084	-	-
Other Assets - Non-current	11,405,611	188,010	30,837
Total Non-Current Assets	**128,737,750**	**312,478**	**30,837**
Total Assets	**328,344,360**	**19,381,363**	**23,185,941**
Liabilities			
Current Liabilities:			
DIP Financing	45,000,000	-	-
Trade Accounts Payable, Net	3,848,024	2,028,672	19,263
Interco Payables	(405,129)	2,589,544	18,233,255
Misc. Liabilities & Accrued Expenses	22,519,829	2,473,783	104,028
Accrued Taxes (Income, Payroll, etc.)	(17,663)	2,052,344	274,635
Lease Liability - Short-term	(83,438)	166,685	17,023
Other Notes Payable - Current	-	-	-
Total Current Liabilities	**70,861,623**	**9,311,029**	**18,648,203**
Non-Current Liabilities			
Lease Liability - Long-term	-	-	11,628
Total Non-Current Liabilities	**-**	**-**	**11,628**
Liabilities Subject to Compromise	**845,953,167**	**9,837,660**	**86,334**
Total Liabilities	**916,814,790**	**19,148,689**	**18,746,165**
Equity			
Common Stock	145,124	2	141
Additional Paid in Capital	2,691,517,302	-	-
Accumulated Other Comprehensive Loss	(41,905,090)	(447,413)	34,980
Accumulated Deficit	(3,238,227,766)	680,086	4,404,655
Total Equity	**(588,470,429)**	**232,674**	**4,439,776**
Total Liabilities and Equity	**328,344,360**	**19,381,363**	**23,185,941**

Notes:
1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change.

AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Unaudited Statement of Operations for the month of February 2023 Reporting Period: Feb 01—Feb 28, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Total Revenue 6,308,329 877,911 2,180,268 Operating Expenses: Cost of Goods Sold 738,577 796,879 1,229,148 Royalty Expense 1,330,404 — Research and Development 2,720,345—1,942 General and Administrative 3,674,587 816,583 44,337 Selling Expenses 1,217,304 9,456—Operating Taxes 22,469 — Other Operating Expenses ——Total Operating Expenses 9,703,686 1,622,918 1,275,427 Total Operating Profit (Loss) (3,395,357) (745,006) 904,841 Other Income and Expenses: Interest Income 21,205 — Gain/Loss from Sale of Assets ——Interest Expense ——Foreign Currency Translation Adjustments 199,578 (37,846) 150,202 Gain/Loss on Available-For-Sale Securities ——Reorganization Costs 5,770,558 — Income Tax Expense ——Net Other Income (5,948,931) 37,846 (150,202) Net Income (9,344,288) (707,160) 754,639 Notes: 1) The activity reported above represents the full month of February. 2) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Accounts Receivable Reconciliation and Aging Reporting Period: Feb 01—Feb 28, 2023 Clovis Oncology, Inc. Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 8,687,230 208,440 — 8,895,670 Less: Prompt Pay Discounts & Returns (418,118) (4,169) — (422,287) Less: Allowance for Bad Debts (9,435) (1,021) — (10,457) Net Accounts Receivable 8,259,677 203,250 — 8,462,926 Clovis Oncology UK Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 6,881,663 ——6,881,663 Less: Allowance for Bad Debts (20,645) ——(20,645) Net Accounts Receivable 6,861,018 ——6,861,018 Clovis Oncology Ireland Limited Accounts Receivable Aging 0-30 Days 31-60 Days 61-90 Days 91+ Days Total Trade Accounts Receivable 2,290 ——2,290 Less: Allowance for Bad Debts (11) ——(11) Net Accounts Receivable 2,279 ——2,279

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Post-Petition Accounts Payable Aging Reporting Period: Feb 01—Feb 28, 2023 Debtor Total Current 0-30 Days 31-60 Days 61-90 Days 91+ Days Clovis Oncology, Inc. 3,848,552 2,768,009 864,622 165,091 50,830—Clovis Oncology UK Limited 2,028,672 2,028,672 — — Clovis Oncology Ireland Limited 19,263 13,254 6,008 ——Net Accounts Payable 5,896,486 4,809,935 870,630 165,091 50,830—Notes: 1) While the Debtors’ AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case.

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Capital Assets Reporting Period: Feb 01—Feb 28, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Net Book Value Computer Equipment 140,711 118,192—Furniture and Fixtures (0) 5,033—Lab Equpment ——Leasehold Improvements—(0)—Licensed Software ——Manufacturing Equipment 5,181 — Office Equipment—1,244—Trade Booth (0) — Net Book Value 145,893 124,469—

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Schedule of Payments to Insiders Reporting Period: Feb 01—Feb 28, 2023 Clovis Oncology UK Clovis Oncology Ireland Clovis Oncology, Inc. USD Actuals Limited Limited Payments to Insiders 306,950 — The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of February 1 through February 28, 2023. With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made during this reporting period. /s/ Daniel W. Muehl 3/28/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Notes: 1) The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors’ Statements of Financial Affairs. The amount listed Includes all compensation-related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements.

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS) Status of Post-Petition Taxes Reporting Period: Feb 01—Feb 28, 2023 The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute. /s/ Daniel W. Muehl 3/28/2023 Signature of Authorized Individual Date Daniel W. Muehl Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual